UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 or 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
December 26, 2007
Date of Report (date of earliest event reported)
OMNITURE, INC.
(Exact name of Registrant as specified in its charter)

Delaware	000-52076	87-0619936

(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification Number)
550 East Timpanogos Circle
Orem, UT 84097

(Address of principal executive offices, including zip code)
(801) 722-7000

(Registrant’s telephone number, including area code)
Not Applicable

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:
☑ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events
Item 9.01. Financial Statements and Exhibits
SIGNATURES
INDEX TO EXHIBITS
EXHIBIT 23.1
EXHIBIT 99.1
EXHIBIT 99.2
EXHIBIT 99.3

Item 8.01. Other Events.
     On October 25, 2007, Omniture, Inc., a Delaware corporation (“Omniture”), entered into an Agreement and Plan of Reorganization (the “Merger Agreement”) with Visual Sciences, Inc., a Delaware corporation (“Visual Sciences”), and Voyager Acquisition Corp, a Delaware corporation (“Merger Sub”). Pursuant to the terms and subject to the conditions set forth in the Merger Agreement, Omniture will acquire Visual Sciences by means of a merger of Merger Sub with and into Visual Sciences (the “Merger”), with Visual Sciences continuing as the surviving corporation and wholly-owned subsidiary of Omniture after the Merger. The Merger is subject to customary closing conditions, including obtaining the approval of Omniture’s and Visual Sciences’ stockholders.
     This Current Report on Form 8-K is being filed so that the financial statements and financial information filed herewith may be incorporated by reference into registration statements filed by Omniture with the Securities and Exchange Commission. The following financial statements attached hereto as Exhibits 99.1, 99.2 and 99.3, respectively, are incorporated by reference herein: (i) Visual Sciences’ audited consolidated balance sheet as of December 31, 2006 and December 31, 2005, and Visual Sciences’ audited consolidated statements of operations, cash flows and stockholders’ equity (deficit) for each of the fiscal years ended December 31, 2004, 2005 and 2006, (ii) Visual Sciences’ unaudited condensed consolidated balance sheet as of September 30, 2007 and Visual Sciences’ unaudited condensed consolidated statements of operations and cash flows for the nine months ended September 30, 2007 and (iii) the unaudited pro forma condensed combined financial statements of Omniture and Visual Sciences reflecting the acquisition of Visual Sciences by Omniture, as if it had been consummated on September 30, 2007 for purposes of the pro forma balance sheet and January 1, 2006 for purposes of the pro forma income statements.
     If the Merger is not completed, Omniture’s business, operating results, assets and liabilities will not reflect any actual or anticipated interest in Visual Sciences’ business, its operating results, assets or liabilities.
Item 9.01. Financial Statements and Exhibits.
(a)	Financial Statements of Business Acquired.

Not applicable
(b)	Pro Forma Financial Information.

Not Applicable

(d)	Exhibits.

23.1	Consent of PricewaterhouseCoopers LLP, an independent registered public accounting firm

99.1	Visual Sciences’ audited consolidated balance sheet as of December 31, 2006 and December 31, 2005, and Visual Sciences’ audited consolidated statements of operations, cash flows and stockholders’ equity (deficit) for each of the fiscal years ended December 31, 2004, 2005 and 2006.

99.2	Visual Sciences’ unaudited condensed consolidated balance sheet as of September 30, 2007 and Visual Sciences’ unaudited condensed consolidated statements of operations and cash flows for the nine months ended September 30, 2007.

99.3.	Unaudited pro forma condensed combined financial statements of Omniture and Visual Sciences.
IMPORTANT ADDITIONAL INFORMATION WILL BE FILED WITH THE SEC
     Omniture has filed with the SEC a Registration Statement on Form S-4, which includes a joint proxy statement/prospectus of Omniture and Visual Sciences and other relevant materials in connection with the proposed transaction. The definitive joint proxy statement/prospectus has been mailed to the stockholders of Omniture and Visual Sciences. Investors and security holders of Omniture and Visual Sciences are urged to read the joint proxy statement/prospectus and the other relevant materials because they will contain important information about Omniture, Visual Sciences and the proposed transaction. The joint proxy statement/prospectus and other relevant materials, and any other documents filed by Omniture or Visual Sciences with the SEC, may be obtained free of charge at the SEC’s web site at www.sec.gov. In addition, investors and security holders may obtain free copies of the documents filed with the SEC by Omniture by contacting Omniture’s Investor Relations at ir@omniture.com or via telephone at (801) 722-7037. Investors and security holders may obtain free copies of the documents filed with the SEC by Visual Sciences at vscn@marketstreetpartners.com or via telephone at (858) 546-0040. Investors and security holders are urged to read the joint proxy statement/prospectus and the other relevant materials before making any voting or investment decision with respect to the proposed transaction.
     Omniture and its respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of Omniture and Visual Sciences in favor of the proposed transaction. Information about the directors and executive officers of Omniture and their respective interests in the proposed transaction is available in the joint proxy statement/prospectus.
     Visual Sciences and its respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of Visual Sciences and Omniture in favor of the proposed transaction. Information about the directors and executive officers of Visual Sciences and their respective interests in the proposed transaction is available in the joint proxy statement/prospectus.
Cautionary Statement Regarding Forward-Looking Statements
     This document contains forward-looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. These statements are based on management's current expectations and beliefs and are subject to a number of factors and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. The forward-looking statements contained in this document include statements about future financial and operating results and the proposed Omniture/Visual Sciences transaction. These statements are not guarantees of future performance, involve certain risks, uncertainties and assumptions that are difficult to predict, and are based upon assumptions as to future events that may not prove accurate. Therefore, actual outcomes and results may differ materially from what is expressed herein. For example, if either of the companies does not receive required stockholder approvals or fails to satisfy other conditions to closing, the transaction will not be consummated. In any forward-looking statement in which Omniture expresses an expectation or belief as to future results, such expectation or belief is expressed in good faith and believed to have a reasonable basis, but there can be no assurance that the statement or expectation or belief will result or be achieved or accomplished. The following factors, among others, could cause actual results to differ materially from those described in the forward-looking statements: failure of either the Omniture or Visual Sciences stockholders to approve the proposed merger, and other economic, business, competitive, and/or regulatory factors affecting Omniture's business generally, including those set forth in Omniture's most recent Annual Report on Form 10-K and Quarterly Report on Form 10-Q, especially in the “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections, and its Current Reports on Form 8-K and other SEC filings. Omniture is under no obligation to (and expressly disclaims any such obligation to) update or alter its forward-looking statements whether as a result of new information, future events, or otherwise.

SIGNATURES
          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OMNITURE, INC.

	By:	/s/ Michael S. Herring

Michael S. Herring
Dated: December 26, 2007		Chief Financial Officer and Executive Vice President

INDEX TO EXHIBITS

Exhibit Number	Description
23.1	Consent of PricewaterhouseCoopers LLP, an independent registered public accounting firm

99.1	Visual Sciences’ audited consolidated balance sheet as of December 31, 2006 and December 31, 2005, and Visual Sciences’ audited consolidated statements of operations, cash flows and stockholders’ equity (deficit) for each of the fiscal years ended December 31, 2004, 2005 and 2006.

99.2	Visual Sciences’ unaudited condensed consolidated balance sheet as of September 30, 2007 and Visual Sciences’ unaudited condensed consolidated statements of operations and cash flows for the nine months ended September 30, 2007.

99.3	Unaudited pro forma condensed combined financial statements of Omniture and Visual Sciences.